UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2023

ENERGY FUELS INC.
(Exact name of registrant as specified in its charter)

Ontario	001-36204	98-1067994
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

225 Union Blvd., Suite 600
 Lakewood, Colorado, United States 80228
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (303) 974-2140

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common shares, no par value	UUUU	NYSE American LLC
	EFR	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreements

On March 31, 2023, Energy Fuels Inc. (the “Company”) entered into amended and restated employment agreements with Mark S. Chalmers, the Company’s President and Chief Executive Officer (“Mr. Chalmers”), Tom L. Brock, the Company’s Chief Financial Officer (“Mr. Brock”),  David C. Frydenlund, the Company’s Executive Vice President, Chief Legal Officer and Corporate Secretary (“Mr. Frydenlund”), John L. Uhrie, the Company’s Chief Operating Officer (“Mr. Uhrie”), and Curtis H. Moore, the Company’s  Senior Vice President, Marketing and Corporate Development (“Mr. Moore”). The material terms of the employment agreements are set forth below.

Mark S. Chalmers

On March 31, 2023, Mr. Chalmers entered into an Amended and Restated Employment Agreement (the “Chalmers Agreement”) pursuant to which Mr. Chalmers will continue to serve as the President and Chief Executive Officer of the Company. The Chalmers Agreement has a term of two years and will automatically renew for additional one-year terms unless either the Company or Mr. Chalmers provides a notice not to renew at least 90 days prior to the end of the initial two-year term or any subsequent one-year term.

Pursuant to the Chalmers Agreement, Mr. Chalmers will receive an annual salary of US$564,960, subject to review and increase at the discretion of the Company. In addition, Mr. Chalmers has a cash bonus opportunity during each calendar year with a target equal to 70% of his base salary, and an equity award opportunity during each calendar year with a target value equal to 120% of his base salary.

The Company may terminate the Chalmers Agreement for just cause, without just cause or in the event of a disability. Mr. Chalmers may terminate his employment for "good reason" upon occurrence of the events specified in the Chalmers Agreement.

In the event Mr. Chalmers's employment is terminated by the Company without just cause or upon a disability or by the Company giving a notice not to renew the Chalmers Agreement, or Mr. Chalmers elects to resign for good reason, or upon his death, he or his estate will be entitled to severance pay equal to 2.99 times the sum of his base salary and the Chalmers Target Cash Bonus (as defined in the Chalmers Agreement) for the full year in which the date of termination occurs. The estimated amount payable to Mr. Chalmers in the case of such a termination, assuming that the termination took place on December 31, 2022, would be a cash payment in the amount of US$2,683,824.

If Mr. Chalmers voluntarily retires from the Company at any time after February 1, 2023, all of Mr. Chalmers' unvested stock options and restricted stock units will automatically vest, and all of his stock appreciation rights will be treated the same as in the case of a termination after a change of control.

Mr. Chalmers is subject to non-solicitation provisions during the term of the Chalmers Agreement and for a period of 12-months after termination, under which Mr. Chalmers may not solicit any business from any customer, client or business relation of the Company, or hire or offer to hire or entice any officer, employee consultant or business relation away from the Company.

The foregoing description of the Chalmers Agreement between the Company and Mr. Chalmers is qualified in its entirety by reference to the actual terms of the Chalmers Agreement, which has been filed as Exhibit 10.1 to this Current Report on Form 8-K, and which is incorporated herein by reference.

Tom L. Brock

On March 31, 2023, Mr. Brock entered into an Amended and Restated Employment Agreement (the “Brock Agreement”) pursuant to which Mr. Brock will continue to serve as the Chief Financial Officer of the Company. The Brock Agreement has a term of two years and will automatically renew for additional one-year terms unless either the Company or Mr. Brock provides a notice not to renew at least 90 days prior to the end of the initial two-year term or any subsequent one-year term.

Pursuant to the Brock Agreement, Mr. Brock will receive a base salary of US$351,346, subject to review and increase at the discretion of the Company. In addition, Mr. Brock has a cash bonus opportunity during each calendar year with a target equal to 50% (of his base salary, and an equity award opportunity during each calendar year with a target value equal to 75% of his base salary.

The Company may terminate the Brock Agreement for just cause, without just cause or in the event of a disability. Mr. Brock may terminate his employment for "good reason" upon occurrence of the events specified in the Brock Agreement.

In the event Mr. Brock's employment is terminated by the Company without just cause or upon a disability or by the Company giving a notice not to renew the Brock Agreement, or Mr. Brock elects to resign for good reason, or upon his death, he or his estate will be entitled to severance pay equal to 2.0 times the sum of his base salary and the Brock Target Cash Bonus (as defined in the Brock Agreement) for the full year in which the date of termination occurs. The estimated amount payable to Mr. Brock in the case of such a termination, assuming that the termination took place on December 31, 2022, would be a cash payment in the amount of US$1,020,000.

Mr. Brock is subject to non-solicitation provisions during the term of the agreement and for a period of 12-months after termination, under which Mr. Brock may not solicit any business from any customer, client or business relation of the Company, or hire or offer to hire or entice any officer, employee consultant or business relation away from the Company.

The foregoing description of the Brock Agreement between the Company and Mr. Brock is qualified in its entirety by reference to the actual terms of the Brock Agreement, which has been filed as Exhibit 10.2 to this Current Report on Form 8-K, and which is incorporated herein by reference.

David C. Frydenlund

On March 31, 2023, Mr. Frydenlund entered into an Amended and Restated Employment Agreement (the “Frydenlund Agreement”) pursuant to which Mr. Frydenlund will continue to serve as the Executive Vice President, Chief Legal Officer and Corporate Secretary of the Company. The Frydenlund Agreement has a term of two years and will automatically renew for additional one-year terms unless either party provides a notice not to renew at least 90 days prior to the end of the initial two-year term or any subsequent one-year term.

Pursuant to the Frydenlund Agreement, Mr. Frydenlund will receive an annual salary of US$405,524, subject to review and increase at the discretion of the Company. In addition, Mr. Frydenlund has a cash bonus opportunity during each calendar year with a target equal to 60% of his base salary, and an equity award opportunity during each calendar year with a target value equal to 100% of his base salary.

The Company may terminate the Frydenlund Agreement for just cause, without just cause or in the event of a disability. Mr. Frydenlund may terminate his employment for "good reason" upon occurrence of the events specified in the Frydenlund Agreement.

In the event Mr. Frydenlund's employment is terminated by the Company without just cause or upon a disability or by the Company giving a notice not to renew the Frydenlund Agreement, or Mr. Frydenlund elects to resign for good reason, or upon his death, he or his estate will be entitled to severance pay equal to 2.0 times the sum of his base salary and the Frydenlund Target Cash Bonus (as defined in the Frydenlund Agreement) for the full year in which the date of termination occurs. The estimated amount payable to Mr. Frydenlund in the case of such a termination, assuming that the termination took place on December 31, 2022, would be a cash payment in the amount of US$1,212,781.

The Frydenlund Agreement also provides that in the event of any termination, the Company will reimburse all direct costs of relocating Mr. Frydenlund and his family to Canada, provided such relocation occurs within 14 months from the date of termination. Such reimbursement will not apply to the extent the costs contemplated are paid by another employer.

Mr. Frydenlund is subject to non-solicitation provisions during the term of the Frydenlund Agreement and for a period of 12-months after termination, under which Mr. Frydenlund may not solicit any business from any customer, client or business relation of the Company, or hire or offer to hire or entice any officer, employee consultant or business relation away from the Company.

The foregoing description of the Frydenlund Agreement between the Company and Mr. Frydenlund is qualified in its entirety by reference to the actual terms of the Frydenlund Agreement, which has been filed as Exhibit 10.3 to this Current Report on Form 8-K, and which is incorporated herein by reference.

John L. Uhrie

On March 31, 2023, Mr. Uhrie entered into an Amended and Restated Employment Agreement (the “Uhrie Agreement”) pursuant to which Mr. Uhrie will continue to serve as the Chief Operating Officer of the Company. The Uhrie Agreement has a term of two years and will automatically renew for additional one-year terms unless either party provides a notice not to renew at least 90 days prior to the end of the initial two-year term or any subsequent one-year term.

Pursuant to the Uhrie Agreement, Mr. Uhrie will receive an annual salary of US$351,346, subject to review and increase at the discretion of the Company. In addition, Mr. Unrie has a cash bonus opportunity during each calendar year with a target equal to 50% of his base salary, and an equity award opportunity during each calendar year with a target value equal to 75% of his base salary.

The Company may terminate the Uhrie Agreement for just cause, without just cause or in the event of a disability. Mr. Uhrie may terminate his employment for "good reason" upon occurrence of the events specified in the Uhrie Agreement.

In the event Mr. Uhrie's employment is terminated by the Company without just cause or upon a disability or by the Company giving a notice not to renew the Uhrie Agreement, or Mr. Uhrie elects to resign for good reason, or upon his death, he or his estate will be entitled to severance pay equal to 2.0 times the sum of his base salary and the Uhrie Target Cash Bonus (as defined in the Uhrie Agreement) for the full year in which the date of termination occurs. The estimated amount payable to Mr. Uhrie in the case of such a termination, assuming that the termination took place on December 31, 2022, would be a cash payment in the amount of US$1,020,000.

Mr. Uhrie is subject to non-solicitation provisions during the term of the Uhrie Agreement and for a period of 12-months after termination, under which Mr. Uhrie may not solicit any business from any customer, client or business relation of the Company, or hire or offer to hire or entice any officer, employee consultant or business relation away from the Company.

The foregoing description of the Uhrie Agreement between the Company and Mr. Uhrie is qualified in its entirety by reference to the actual terms of the Uhrie Agreement, which has been filed as Exhibit 10.4 to this Current Report on Form 8-K, and which is incorporated herein by reference.

Curtis H. Moore

On March 31, 2023, Mr. Moore entered into an Amended and Restated Employment Agreement (the “Moore Agreement”) pursuant to which Mr. Moore will continue to serve as the Senior Vice President, Marketing and Corporate Development of the Company. The Moore Agreement has a term of two years and will automatically renew for additional one-year terms unless either party provides a notice not to renew at least 90 days prior to the end of the initial two-year term or any subsequent one-year term.

Pursuant to the Moore Agreement, Mr. Moore will receive an annual salary of US$280,000, subject to review and increase at the discretion of the Company. In addition, Mr. Moore has a cash bonus opportunity during each calendar year with a target equal to 50% of his base salary, and an equity award opportunity during each calendar year with a target value equal to 75% of his base salary.

The Company may terminate the Moore Agreement for just cause, without just cause or in the event of a disability. Mr. Moore may terminate his employment for "good reason" upon occurrence of the events specified in the Moore Agreement.

In the event Mr. Moore's employment is terminated by the Company without just cause or upon a disability or by the Company giving a notice not to renew the Moore Agreement, or Mr. Moore elects to resign for good reason, or upon his death, he or his estate will be entitled to severance pay equal to 2.0 times the sum of his base salary for the full year in which the date of termination occurs and an amount equal to the greater of: (A) the Moore Severance Factor (as defined in the Moore Agreement) multiplied by the highest total aggregate cash bonus paid to Mr. Moore in any one of the last three years or the year in which Mr. Moore's termination occurs; or (B) fifteen percent of his base salary in effect at the time of such termination. The estimated severance amount payable to Mr. Moore in the case of such a termination, assuming that the termination took place on December 31, 2022, would be a cash payment in the amount of US$655,059.

Mr. Moore is subject to non-solicitation provisions during the term of the Moore Agreement and for a period of 12-months after termination, under which Mr. Moore may not solicit any business from any customer, client or business relation of the Company, or hire or offer to hire or entice any officer, employee consultant or business relation away from the Company, except however, that Mr. Moore may solicit any utility customer, trading partner, intermediary, broker, investor, strategic partner, joint venture partner, or other similar entity for new business that does not conflict with any active negotiations that were ongoing by the Company at the time of the termination.

The foregoing description of the Moore Agreement between the Company and Mr. Moore is qualified in its entirety by reference to the actual terms of the Moore Agreement, which has been filed as Exhibit 10.5 to this Current Report on Form 8-K, and which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Amended and Restated Employment Agreement by and between Energy Fuels Resources (USA) Inc., Energy Fuels Inc., and Mark S. Chalmers dated March 31, 2023.
10.2	Amended and Restated Employment Agreement by and between Energy Fuels Resources (USA) Inc., Energy Fuels Inc., and Tom L. Brock dated March 31, 2023.
10.3	Amended and Restated Employment Agreement by and between Energy Fuels Resources (USA) Inc., Energy Fuels Inc., and David C. Frydenlund dated March 31, 2023.
10.4	Amended and Restated Employment Agreement by and between Energy Fuels Resources (USA) Inc., Energy Fuels Inc., and John L. Uhrie dated March 31, 2023.
10.5	Amended and Restated Employment Agreement by and between Energy Fuels Resources (USA) Inc., Energy Fuels Inc., and Curtis H. Moore dated March 31, 2023.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY FUELS INC. (Registrant)

Dated: April 4, 2023	By: /s/ David C. Frydenlund
David C. Frydenlund Executive Vice President, Chief Legal Officer and Corporate Secretary